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                            VAN KAMPEN COMSTOCK FUND

                    SUPPLEMENT DATED JANUARY 8, 2001 TO THE
                        PROSPECTUS DATED APRIL 28, 2000,
                      AS SUPPLEMENTED ON NOVEMBER 9, 2000

    The Prospectus is hereby supplemented as follows:

    (1) The information on the inside back cover of the Prospectus under the heading "BOARD OF TRUSTEES AND OFFICERS -- TRUSTEES" is hereby amended by deleting Fernando Sisto, effective December 31, 2000.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                            VAN KAMPEN COMSTOCK FUND

                    SUPPLEMENT DATED JANUARY 8, 2001 TO THE
           STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2000,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

     The Statement of Additional Information is hereby supplemented as follows:

     (1) The first and second paragraphs in the section entitled "INITIAL AND VARIATION MARGIN" under the "OPTIONS, FUTURES AND RELATED OPTIONS -- FUTURES CONTRACTS" section is hereby deleted in its entirety and replaced with the following:

     INITIAL AND VARIATION MARGIN. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     (2) The section entitled "TRUSTEES AND OFFICERS -- TRUSTEES" is hereby amended by deleting Fernando Sisto, effective December 31, 2000.

     (3) The section entitled "TRUSTEES AND OFFICERS -- OFFICERS" is hereby amended by deleting all information pertaining to Peter W. Hegel, effective May 31, 2000, and by adding the following:

Richard A. Ciccarone......................  Senior Vice President and Co-head of the Fixed Income
Date of Birth: 06/15/52                     Department of the Advisers, Van Kampen Management Inc.
Vice President                              and Van Kampen Advisors Inc. Prior to May 2000, he served
Age: 48                                     as Co-head of Municipal Investments and Director of
                                            Research of the Advisers, Van Kampen Management Inc. and
                                            Van Kampen Advisors Inc. Mr. Ciccarone first joined the
                                            Adviser in June 1983, and worked for the Adviser until
                                            May 1989, with his last position being a Vice President.
                                            From June 1989 to April 1996, he worked at EVEREN
                                            Securities (formerly known as Kemper Securities), with
                                            his last position at EVEREN being an Executive Vice
                                            President. Since April 1996, Mr. Ciccarone has been a
                                            Senior Vice President of the Advisers, Van Kampen
                                            Management Inc. and Van Kampen Advisors Inc.

John R. Reynoldson........................  Senior Vice President and Co-head of the Fixed Income
Date of Birth: 05/15/53                     Department of the Advisers, Van Kampen Management Inc.
Vice President                              and Van Kampen Advisors Inc. Prior to May 2000, he
Age: 47                                     managed the investment grade taxable group for the
                                            Adviser since July 1999. From July 1988 to June 1999, he
                                            managed the government securities bond group for Asset
                                            Management. Mr. Reynoldson has been with Asset Management
                                            since April 1987, and has been a Senior Vice President of
                                            Asset Management since July 1988. He has been a Senior
                                            Vice President of the Adviser and Van Kampen Management
                                            Inc. since June 1995 and Senior Vice President of Van
                                            Kampen Advisors Inc. since June 2000.

     (4) The last paragraph in this section entitled "DISTRIBUTION AND SERVICE" is hereby amended by adding Buck Consultants, Inc. and The Vanguard Group, Inc. to the list of firms that have entered into agreements with the Distributor to offer shares of the Fund pursuant to such firm's retirement plan alliance program(s).

     (5) The section entitled "OTHER INFORMATION -- CUSTODY OF ASSETS" is hereby deleted in its entirety and replaced with the following:

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

     (6) The information in the section entitled "OTHER
INFORMATION -- INDEPENDENT ACCOUNTANTS" is hereby deleted in its entirety and replaced with the following:

INDEPENDENT AUDITORS

     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors, effective May 18, 2000. PricewaterhouseCoopers LLP, located at 200 East Randolph Drive, Chicago, Illinois 60601 ("PWC"), ceased being the Fund's independent auditors effective May 18, 2000. The cessation of the client-auditor relationship between the Fund and PWC was based solely on a possible future business relationship by PWC with an affiliate of the Fund's investment adviser. The change in independent auditors was approved by the Fund's audit committee and the Fund's Board of Trustees, including Trustees who are not "interested persons" of the Fund (as defined in the 1940 Act).

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    MF SPT SAI 1